Exhibit 25.1

    ______________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549
    ______________________________________________________________________


                                 FORM  T-1

                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF
                A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                ___________________________________________
            CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                  A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                   _____________________________________

                 JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
            (Exact name of trustee as specified in its charter)

                                                              13-4994650
(State of incorporation                                 (I.R.S. employer
if not a national bank)                              identification No.)

1111 Polaris Parkway
Columbus, Ohio                                                     43271
(Address of principal executive offices)                      (Zip Code)

                             Thomas F. Godfrey
               Vice President and Assistant General Counsel
                JPMorgan Chase Bank, National Association
                   1 Chase Manhattan Plaza, 25th Floor
                            New York, NY 10081
                           Tel:  (212) 552-2192
        (Name, address and telephone number of agent for service)
              ____________________________________________
                    Independence Community Bank Corp.
           (Exact name of obligor as specified in its charter)

Delaware                                                     11-3387931
 (State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                      identification No.)

195 Montague Street
Brooklyn, New York                                                11201
(Address of principal executive offices)                     (Zip Code)


         ______________________________________________________
                             Senior Securities
                    (Title of the indenture securities)
      ____________________________________________________________



                                 GENERAL

Item 1. General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

         Comptroller of the Currency, Washington, D.C.

         Board of Governors of the Federal Reserve System, Washington, D.C.,
         20551

         Federal Deposit Insurance Corporation, Washington, D.C., 20429.


     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.


Item 2.  Affiliations with the Obligor and Guarantors.

         If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

         None.












                                      -2-


Item 16. List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

       1.    A copy of the Articles of Association of JPMorgan
Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

       2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

       3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

       4.    A copy of the existing By-Laws of the Trustee.
(see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

       5.    Not applicable.

       6.    The consent of the Trustee required by Section
321(b) of the Act. (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

       7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

       8.     Not applicable.

       9.     Not applicable.

                                 SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 7th day of July, 2005.

                             JPMORGAN CHASE BANK, N.A.

                             By  /s/ Paul J. Schmalzel
                                     __________________________
                                     Paul J. Schmalzel
                                     Authorized Officer

                                           -3-



                            Exhibit 7 to Form T-1


                              Bank Call Notice

                           RESERVE DISTRICT NO. 2
                    CONSOLIDATED REPORT OF CONDITION OF

                         JPMorgan Chase Bank, N.A.
               of 270 Park Avenue, New York, New York 10017
                  and Foreign and Domestic Subsidiaries,
                  a member of the Federal Reserve System,

                at the close of business March 31, 2005, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                             Dollar Amounts
                         ASSETS                              in Millions


Cash and balances due from depository institutions:
    Noninterest-bearing balances and
    currency and coin .....................................     $ 36,236
    Interest-bearing balances .............................       24,384
Securities:
Held to maturity securities................................          101
Available for sale securities..............................       60,180
Federal funds sold and securities purchased under
    agreements to resell ..................................
    Federal funds sold in domestic offices                        39,536
    Securities purchased under agreements to resell              133,265
Loans and lease financing receivables:
    Loans and leases held for sale.........................       21,045
    Loans and leases, net of unearned income                    $341,550
    Less: Allowance for loan and lease losses                      5,313
    Loans and leases, net of unearned income and
    allowance .............................................      339,000
Trading Assets ............................................      236,590
Premises and fixed assets (including capitalized leases)...        8,425
Other real estate owned ...................................          142
Investments in unconsolidated subsidiaries and
    associated companies...................................          840
Customers' liability to this bank on acceptances
    outstanding ...........................................          592
Intangible assets
    Goodwill...............................................       23,365
    Other Intangible assets................................       10,259
Other assets ..............................................       49,089
TOTAL ASSETS   ............................................     $983,049
                                                                ========




                                                LIABILITIES
Deposits
    In domestic offices ...................................     $378,772
    Noninterest-bearing ...................................     $134,412
    Interest-bearing ......................................      244,360
    In foreign offices, Edge and Agreement
    subsidiaries and IBF's ................................      155,364
  Noninterest-bearing .....................................     $  6,701
    Interest-bearing ......................................      148,663

Federal funds purchased and securities sold under
agreements to repurchase:
  Federal funds purchased in domestic offices                      8,918
  Securities sold under agreements to repurchase                  84,208
Trading liabilities .......................................      138,428
Other borrowed money (includes mortgage indebtedness
  and obligations under capitalized leases)................       78,207
Bank's liability on acceptances executed and outstanding...          592
Subordinated notes and debentures .........................       17,511
Other liabilities .........................................       38,035
TOTAL LIABILITIES .........................................      900,035
Minority Interest in consolidated subsidiaries ............        1,424


                                             EQUITY CAPITAL


Perpetual preferred stock and related surplus...............           0
Common stock ...............................................       1,785
Surplus  (exclude all surplus related to preferred stock)...      58,591
Retained earnings...........................................      21,936
Accumulated other comprehensive income......................        (772)
Other equity capital components.............................           0
TOTAL EQUITY CAPITAL .......................................      81,590
                                                                ________
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL        $983,049
                                                                ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                      JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.



                    WILLIAM B. HARRISON, JR.    )
                    JAMES DIMON                 )DIRECTORS
                    MICHAEL J. CAVANAGH         )





        ______________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549
                             ____________________

                                  FORM  T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                 ___________________________________________
             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                   A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                  ________________________________________

                  JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
             (Exact name of trustee as specified in its charter)

                                                           13-4994650
(State of incorporation                              (I.R.S. employer
if not a national bank)                           identification No.)

1111 Polaris Parkway
Columbus, Ohio                                                  43271
(Address of principal executive offices)                   (Zip Code)

                             Thomas F. Godfrey
              Vice President and Assistant General Counsel
               JPMorgan Chase Bank, National Association
                  1 Chase Manhattan Plaza, 25th Floor
                            New York, NY 10081
                           Tel:  (212) 552-2192
         (Name, address and telephone number of agent for service)
                ____________________________________________
                     Independence Community Bank Corp.
             (Exact name of obligor as specified in its charter)

Delaware                                                   11-3387931
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                    identification No.)

195 Montague Street
Brooklyn, New York                                             11201
(Address of principal executive offices)                  (Zip Code)

                 _________________________________________
                          Subordinated Securities
                    (Title of the indenture securities)
             _________________________________________________


                                 GENERAL

Item 1. General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

         Comptroller of the Currency, Washington, D.C.

         Board of Governors of the Federal Reserve System, Washington, D.C.,
         20551

         Federal Deposit Insurance Corporation, Washington, D.C., 20429.


     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.


Item 2. Affiliations with the Obligor and Guarantors.

        If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

        None.











                                      -2-


Item 16. List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

        1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

        2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

        3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

        4.    A copy of the existing By-Laws of the Trustee.
(see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

        5.    Not applicable.

        6.    The consent of the Trustee required by Section
321(b) of the Act.(see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

        7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

        8.    Not applicable.

        9.    Not applicable.


                             SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 7th day of July, 2005.

                          JPMORGAN CHASE BANK, N.A.

                          By /s/ Paul J. Schmalzel
                                ________________________________
                                 Paul J. Schmalzel
                                 Authorized Officer

                                      -3-


                             Exhibit 7 to Form T-1


                               Bank Call Notice

                            RESERVE DISTRICT NO. 2
                     CONSOLIDATED REPORT OF CONDITION OF

                          JPMorgan Chase Bank, N.A.
                 of 270 Park Avenue, New York, New York 10017
                   and Foreign and Domestic Subsidiaries,
                   a member of the Federal Reserve System,

                 at the close of business March 31, 2005, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                             Dollar Amounts
             ASSETS                                          in Millions


Cash and balances due from depository institutions:
  Noninterest-bearing balances and
  currency and coin .......................................   $  36,236
  Interest-bearing balances ...............................      24,384
Securities:
Held to maturity securities................................         101
Available for sale securities..............................      60,180
Federal funds sold and securities purchased under
  agreements to resell ....................................
  Federal funds sold in domestic offices                         39,536
  Securities purchased under agreements to resell               133,265
Loans and lease financing receivables:
  Loans and leases held for sale...........................      21,045
  Loans and leases, net of unearned income                     $341,550
  Less: Allowance for loan and lease losses                       5,313
  Loans and leases, net of unearned income and
  allowance ...............................................     339,000
Trading Assets ............................................     236,590
Premises and fixed assets (including capitalized leases)...       8,425
Other real estate owned ...................................         142
Investments in unconsolidated subsidiaries and
  associated companies.....................................         840
Customers' liability to this bank on acceptances
  outstanding .............................................         592
Intangible assets Goodwill.................................      23,365
        Other Intangible assets............................      10,259
Other assets ..............................................      49,089
TOTAL ASSETS ..............................................    $983,049
                                                               ========



                                                LIABILITIES

Deposits
  In domestic offices .....................................   $378,772
  Noninterest-bearing .....................................   $134,412
  Interest-bearing ........................................    244,360
  In foreign offices, Edge and Agreement
  subsidiaries and IBF's ..................................    155,364
     Noninterest-bearing...................................    $ 6,701
  Interest-bearing ........................................    148,663

Federal funds purchased and securities sold under
agreements to repurchase:
  Federal funds purchased in domestic offices                    8,918
  Securities sold under agreements to repurchase                84,208
Trading liabilities ......................................     138,428
Other borrowed money (includes mortgage indebtedness
  and obligations under capitalized leases)...............      78,207
Bank's liability on acceptances executed and outstanding..         592
Subordinated notes and debentures ........................      17,511
Other liabilities ........................................      38,035
TOTAL LIABILITIES ........................................     900,035
Minority Interest in consolidated subsidiaries............       1,424


                                            EQUITY CAPITAL


Perpetual preferred stock and related surplus.............           0
Common stock .............................................       1,785
Surplus (exclude all surplus related to preferred stock)..      58,591
Retained earnings.........................................      21,936
Accumulated other comprehensive income....................        (772)
Other equity capital components...........................           0
TOTAL EQUITY CAPITAL......................................      81,590
                                                              ________

TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL      $983,049
                                                              ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                    WILLIAM B. HARRISON, JR.)
                    JAMES DIMON             ) DIRECTORS
                    MICHAEL J. CAVANAGH     )